Exhibit 10.160

AMENDMENT NUMBER ONE
to the
Custodial Agreement
dated as of June 21, 2000
By and Among

E-LOAN, INC.,

BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER ONE (this "Amendment") is made this 21st day of March, 2002, among E-LOAN, INC. (the "Borrower"), Bankers Trust Company of California, N.A. (the "Custodian") and Greenwich Capital Financial Products, Inc. (the "tender") to the CUSTODIAL AGREEMENT, dated as of June 21, 2000 (the "Custodial Agreement").

RECITALS

WHEREAS, the Borrower has requested that Lender and the Custodian agree to amend the Custodial Agreement, subject to the terms hereof, and the Lender and the Custodian have agreed to such request.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of March 21, 2002, the first paragraph in the "Recitals" section of the Custodial Agreement is hereby amended by deleting the date "June 21, 2000" and replacing it with "March 21, 2002".

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Custodial Agreement.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment Number One, the Custodial Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Custodial Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Custodial Agreement, any reference in any of such items to the Custodial Agreement being sufficient to refer to the Custodial Agreement as amended hereby.

SECTION 4. GOVERNING LAW. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrowers, Lender and Custodian have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

E-LOAN, INC.,
Borrower

By:
Name:
Title:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
Lender

By:
Name:
Title:

BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
Custodian

By:
Name:
Title: